Vessels, net	9 Months Ended
Sep. 30, 2019
Vessels, net [Abstract]
Vessels, net
5.	Vessels, net:

Vessel Acquisition:

On July 25, 2019, the Company entered into an agreement with an unaffiliated third party for the purchase of one second hand Panamax dry-bulk carrier vessel, the M/V Magic Sun, for a cash consideration of $6.7 million. The Company took delivery of the M/V Magic Sun on September 5, 2019. The M/V Magic Sun acquisition was financed using a portion of Castor’s cash on hand and the proceeds drawn under the $5.0 Million Term Loan Facility (Note 3).

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated depreciation	Net Book Value
Balance December 31, 2018	$7,549,281	$(553,931)	$6,995,350
—Vessel acquisition	6,966,976	—	6,966,976
—Period depreciation	—	(252,899)	(252,899)
Balance September 30, 2019	$14,516,257	$(806,830)	$13,709,427

As of September 30, 2019, all vessels in the Company’s fleet were free of encumbrances.